UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2006



                         NMS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     0-23282                   04-2814586
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


                             100 Crossing Boulevard
                         Framingham, Massachusetts 01702
                    (Address of principal executive offices)


                                  508-271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On May 8, 2006, NMS Communications Corporation (the "Company") issued a press release announcing the authorization by the Company's Board of Directors of the repurchase by the Company of up to 1,100,000 shares of its common stock by the end of 2006. The full text of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number    Title
-------   -----

99.1      Press release issued by NMS Communications Corporation on May 8, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NMS COMMUNICATIONS CORPORATION


                                     By:    /s/ Robert P. Schechter
                                          --------------------------------------
                                          Robert P. Schechter
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

     Date: May 8, 2006